UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 9, 2010

BRAND NEUE CORP.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-53318	98-0560939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 S.E. Executive Drive, Suite 13 Bentonville, Arkansas	72712
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 845-0109

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant’s Business and Operations

Item 1.01      Entry into a Material Definitive Agreement.

On June 1, 2010, Brand Neue Corp. (the “Company”) entered into a Contract (the “Contract”) with Luma Vue, Inc. (“Luma”) to become the exclusive distributor of Luma advanced LED lighting products and lighting systems in North America. The initial term of the Contract is for one year (the “Initial Term”) and the term of the Contract will automatically renew for additional one year terms, provided that after the Initial Term, either party has the right to terminate the contract, with just cause, upon ninety days prior written notice to the other. Under the terms of the Contract, the Company will assume responsibility for all standing purchase orders and active and prospective customer accounts. The Contract provides that the Company and Luma will equally split any profits above Luma’s quoted price to the Company for the products. Additionally, pursuant to the terms of the Contract, the Company will provide Luma a $500,000 line of credit on purchase orders to be used for Luma’s inventory needs directly related to purchase orders, which will be secured by a first lien on Luma’s inventory and products financed by such line of credit. According to the Contract, Luma will repay outstanding debt under the line of credit for the cost of goods sold as sales proceeds are received per purchase order for products financed under the line of credit. The Contract also provides that upon entry into the Contract, the Company will purchase $250,000 of Luma’s current inventory selected by the Company, and the terms of payment will be $200,000 as of the signing date of the Contract and $50,000 seven business days from the signing date of the Contract.

The form of Contract is attached to this report as Exhibit 10.1 and the terms and conditions are incorporated herein. The foregoing statements are not intended to be a complete description of all terms and conditions.

On June 8, 2010, the Company issued a press release announcing the execution of the Contract.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  The press release should be read in conjunction with the note regarding forward-looking statements, which is included in the text of the press release.

Section 9 - Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit
No.	Description
10.1	Contract dated June 1, 2010, by and between Brand Neue Corp. and Luma Vue, Inc.
99.1	Press release dated June 8, 2010, issued by Brand Neue Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAND NEUE CORP.

Date: June 9, 2010	By:	/s/Adi Muljo
Adi Muljo
Chief Executive Officer
(Duly Authorized Officer)